EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Jason Wilk, Chief Executive Officer, and Kyle Beilman, Chief Financial Officer of Dave Inc. (the “Company”), hereby certify as of the date hereof, solely for the purposes of 18 U.S.C. §1350, that:

(i)
the Quarterly Report on Form 10-Q for the period ended June 30, 2023 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(ii)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: August 8, 2023

/s/ Jason Wilk
Chief Executive Officer

/s/ Kyle Beilman
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.